UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2009, Platinum Research Organization, Inc. (the “Company”) received a letter via email from Ben duPont notifying the Company of his resignation, effective as of January 5, 2009, from the Board of Directors of the Company. The text of Mr. duPont’s resignation letter follows:

“Gentleman,

Please accept this letter as my formal resignation from the Board of Directors of Platinum Research Organization, Inc. effective today, Monday January 5th 2009.

Ben”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: January 8, 2009	By:	/s/ David Hart
Name: David Hart
Title: Senior Vice President and Interim Chief Financial Officer